SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of March 1, 2006, providing for the issuance of
Mortgage Pass-Through Certificates, Series 2006-WMC1)

Mortgage Asset Securitization Transactions Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-124678	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On March 29, 2006, a single series of certificates, entitled MASTR Asset-Backed Securities Trust 2006-WMC1, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), HomEq Servicing Corporation, as servicer (the “Servicer”), Wells Fargo Bank, N.A. as master servicer, trust administrator and custodian (the “Master Servicer,” the “Trust Aministrator” and the “Custodian”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of eighteen classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class CE Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate Stated Principal Balance of $785,615,588 as of March 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreement, dated March 29, 2006 among UBS Real Estate Securities Inc. (“UBSRES”), the Depositor and WMC Mortgage Corporation (the “Assignment Agreement”). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10 Certificates (the “Publicly Offered Certificates”) were sold by the Depositor to UBS Securities LLC (the “Underwriter”), pursuant to an Underwriting Agreement, dated March 24, 2006 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Publicly Offered Certificates have the following initial Certificate Balances and Pass-Through Rates:

Designation	Pass-Through Rate	Initial Aggregate Certificate Principal Balance
Class A-1	Variable	$339,000,000
Class A-2	Variable	$101,000,000
Class A-3	Variable	$142,250,000
Class A-4	Variable	$49,599,000
Class M-1	Variable	$27,889,000
Class M-2	Variable	$24,746,000
Class M-3	Variable	$15,319,000
Class M-4	Variable	$12,962,000
Class M-5	Variable	$12,962,000
Class M-6	Variable	$11,784,000
Class M-7	Variable	$10,998,000
Class M-8	Variable	$10,213,000
Class M-9	Variable	$5,892,000
Class M-10	Variable	$7,856,000

The Certificates, other than the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 24, 2006 and the Prospectus to which it relates, dated June 2, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

1.  Not applicable

2.  Not applicable

3.  Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of March 1, 2006, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), HomEq Servicing Corporation, as servicer (the “Servicer”), Wells Fargo Bank, N.A. as master servicer, trust administrator and custodian (the “Master Servicer,” the “Trust Aministrator” and the “Custodian”) and U.S. Bank National Association as trustee (the “Trustee”), relating to the Series 2006-WMC1 Certificates.

4.2
Underwriting Agreement, dated as of March 24, 2006, by and between Mortgage Asset Securitization Transactions, Inc. (the “Depositor”) and UBS Securities LLC (the “Underwriter”), relating to the Series 2006-WMC1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 21, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By:	/s/ Vadim Khoper
Name:	Vadim Khoper
Title:	Associate Director

By:	/s/ Anthony Beshara
Name:	Anthony Beshara
Title:	Associate Director

Index to Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of March 1, 2006, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), HomEq Servicing Corporation, as servicer (the “Servicer”), Wells Fargo Bank, N.A. as master servicer, trust administrator and custodian (the “Master Servicer,” the “Trust Aministrator” and the “Custodian”) and U.S. Bank National Association as trustee (the “Trustee”), relating to the Series 2006-WMC1 Certificates.

4.2
Underwriting Agreement, dated as of March 24, 2006, by and between Mortgage Asset Securitization Transactions, Inc. (the “Depositor”) and UBS Securities LLC (the “Underwriter”), relating to the Series 2006-WMC1 Certificates.